INDEPENDENT CONTRACTOR AGREEMENT

This Independent Contractor Agreement (this "***Agreement***") is made as of February 3, 2020 by and between US Nuclear Corp., a Delaware corporation with a mailing address of 7051 Eton Avenue in Canoga Park, California 91303 ("***Contractor***"), and Grapheton, Inc., a California corporation with a mailing address of 7140 Tanager Drive in Carlsbad, California 92011 (the "***Company***"). The Company and the Contractor are collectively referred to as the "***Parties***" or singularly as a "***Party***".

WHEREAS, the Contractor engages in a similar business to that of the Company;

WHEREAS, the Contractor and Company entered into a Stock Purchase Agreement whereby the Contractor will acquire shares of stock in the Company;

WHEREAS, in connection with the Stock Purchase Agreement, the Parties have agreed that Contractor shall provide the "Services," defined below, as an independent contractor subject to the terms and conditions herein;

NOW THEREFORE, in consideration of the foregoing and of the mutual covenants, agreements, and undertakings hereinafter set forth, the Parties agree as follows:

1. Services. Contractor agrees to perform advisory services for the Company on a non-exclusive basis, including but not limited to those services set forth at Exhibit A, and as defined herein as the "***Services***". In consideration of the compensation set forth herein for performing the Services, Contractor shall perform tasks within the scope of the Services identified in Exhibit A and reasonably related to the intent of this Agreement. The Company may change the Contractor's duties and task from time to time without amendment of this Agreement by providing Contractor with written notice of the changes in Services, provided however that the changes must be within the scope of the original intent of this Agreement based on the Services identified in Exhibit A. The Company and Contractor may agree to assign Contractor with a title, however, Contractor has no authority to bind the Company.

2. Term. Unless this Agreement is mutually amended in a writing signed by the Parties, this Agreement shall terminate automatically twenty-four (24) months after the Closing Date of the Stock Purchase Agreement. The termination of the Term is defined herein as the "Termination Date".

3. Compensation. The Company shall compensate Contractor through the monthly issuance of shares of the Company's common stock (the "***Stock***"), which shall be held in escrow by the Escrow Agent pursuant to the terms of the Stock Purchase Agreement between the Parties. For the first twenty-three (23) months of this Term, Contractor shall receive forty-nine (49) shares of Stock, issued by the Escrow Agent automatically on the fifteenth day of each month. On the twenty-fourth (24th) and final month of the Term, the Contractor shall receive 37 shares of Stock, issued by the Escrow Agent on the fifteenth day of the final month of this Term. Issuances made by the Escrow Agent shall be made automatically, without action taken by the Company or the Contractor. Contractor shall be responsible for all taxes related to the Compensation.

4. Independent Contractor. Contractor shall render services under this Agreement in a professional manner and avoid all personal acts that might injure the reputation of the Company. Contractor agrees to dedicate sufficient time and efforts for the benefit of the Company during the Term of this Agreement unless this Agreement is otherwise amended by the Parties in writing subject to the amendment provision herein.

Contractor is an independent contractor, and shall not be deemed to be, an employee of the Company. The Company shall cooperate with Contractor in providing Contractor with sufficient and confidential information and knowledge of the Company's business in order for Contractor to perform the Services under this Agreement. Contractor has the sole right to control and direct the means, manner, and method by which the Services required by this Agreement will be performed. Contractor has the right to perform the Services required by this Agreement at any place or location and at such times as Contractor may determine. Contractor has the right to hire assistants as subcontractors or to use employees to provide the Services provided that such individuals have no less than six months of experience in providing services contemplated under this Agreement. Contractor represents that those subcontractors or employees performing Services under this Agreement on behalf of Contractor meet Contractor's conditions of employment.

The Services shall be performed by Contractor, or Contractor's employees or contract personnel, and the Company shall not hire, supervise, or pay any assistants to help Contractor. Neither Contractor nor Contractor's employees or contract personnel shall receive any training from the Company in the professional skills necessary to perform the Services. Neither Contractor nor Contractor's employees or contract personnel shall be required by the Company to devote full time to the performance of the Services required by this Agreement.

5. Waiver and Assumption of Liability. Contractor assumes all liability for injuries of any kind directly related to its performance under this Agreement. Contractor assumes all liability and responsibility for its personal property while acting under this Agreement. Contractor agrees to be solely responsible for workers compensation, taxes, insurance and other ordinary expenses incurred in performing the Services, and shall, at the request of the Company, provide proof of workers compensation and insurance.

6. Confidential Information. Contractor will not disclose or use, either during or after the term of this Agreement, any proprietary or confidential information of the Company without the prior written consent of the Company, except to the extent necessary to perform the Services. Proprietary or confidential information includes the written, printed, graphic, or electronically recorded materials furnished by the Company for Contractor to use; information belonging to the Company about whom the Contractor gained knowledge as a result of the Contractor's services to the Company. The Company agrees that it will not provide Contractor with false written or verbal information. Contractor shall not be restricted in using any material that is publicly available, already in Contractor's possession, or known to Contractor without restriction, or that is rightfully obtained by Contractor from sources other than the Company. On termination of Contractor's services to the Company, or at the Company's request, Contractor shall deliver to the Company all materials in Contractor's possession relating to the Company's business.

7. Intellectual Property. All materials developed by Contractor for the Company will belong exclusively to the Company, and will be deemed to have been developed and created by Contractor for the Company as "work for hire." Contractor will execute any and all documents necessary to assign and transfer to the Company all intellectual property and other rights in materials and information created for the Company pursuant to this Agreement.

8. Assignment. The Contractor shall not assign its rights or duties under this Agreement unless it receives the prior written approval of the Company, which approval may be withheld by the Company using its sole discretion.

9. Amendment. This Agreement may only be amended by a writing signed by the Parties.

10. Severability. If any term, provision, covenant or restriction contained in this Agreement is held by any court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants or restrictions contained in this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and if a covenant or provision is determined to be unenforceable by reason of its extent, duration, scope or otherwise, then the Parties intend and hereby request that the court or other authority making that determination shall only modify such extent, duration, scope or other provision to the extent necessary to make it enforceable and enforce it in its modified form for all purposes of this Agreement.

11. Complete Agreement. This Agreement contains the entire agreement between the parties with respect to the matters covered herein. Contractor acknowledges that it is entering into this Agreement solely on the basis of the written representations contained herein.

12. Applicable Law. This Agreement and claims arising out of or in connection therewith shall be governed by and construed and enforced in accordance with the laws of the State of California, and the Parties consent to jurisdiction in the state courts situated in Los Angeles County, California.

13. Joint Preparation. The Parties agree that this Agreement has been jointly prepared by the Parties. The Company's counsel has not provided legal advice to Contractor in connection with this Agreement.

14. Countersignature; Facsimile or Electronic Signature. The Parties agree that this Agreement may be executed in counterparts, and facsimile and electronic signatures constitute original signatures for all intents and purposes.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their respective duly authorized representatives as of the day and year first above written

US Nuclear Corp., a Delaware corporation	**Grapheton, Inc.**, a California corporation
By: Bob Goldstein	By: Samuel Kassegne
Its: President	Its: President

[EXHIBIT A ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their respective duly authorized representatives as of the day and year first above written

US Nuclear Corp., a Delaware corporation

By: Bob Goldstein
Its: President

Grapheton, Inc., a California corporation

By: Samuel Kassegne
Its: President

[EXHIBIT A ON FOLLOWING PAGE]

EXHIBIT A - "SERVICES"

The Contractor agrees to provide services to the Company in furtherance of the Company's business plan at the direction of the Board of Directors or Officers. Contractor and Company agree and acknowledge that the Contractor's services may change from time to time, but generally shall involve advising the Company on matters relating to the Contractor's expertise and performing tasks as directed by the Company.